UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 711-2009

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2020 the following corporate actions (the “Corporate Actions”) were effected by Singlepoint Inc. (the “Company”):

(i) An Amendment and Restatement of the Articles of Incorporation of the Corporation was filed with the State of Nevada (including Amended and Restated Certificate of Designation for the Class A Convertible Preferred Stock) (the “Amended and Restated Articles of Incorporation”);

(ii) An Amendment and Restatement of the Bylaws of the Corporation (the “Amended and Restated Bylaws”); and

(iii) Creation of the Singlepoint Inc. 2019 Equity Incentive Plan (the “2019 Plan”).

The Amended and Restated Articles of Incorporation, and the Amended and Restated Bylaws remain, with few alterations, consistent with the Amended Articles of Incorporation and Bylaws of the Company. Below is a summary of the material alterations made in each of these instruments, as well as a brief description of the 2019 Plan. The descriptions below are only a summary, it does not purport to be a complete description of all the provisions of each instrument, and are subject to, and qualified in their entirety, to the Amended and Restated Articles of Incorporation, Amended and Restated Bylaws and 2019 Plan annexed hereto as Exhibits.

Amended and Restated Articles of Incorporation

The material alterations contained in the Amended and Restated Articles of Incorporation includes an increase in the total number of shares of stock of all classes which the Company has authority to issue to 5,100,000,000 shares, of which 5,000,000,000 shares are Common Stock, value of $.0001 each and 100,000,000 shares are Preferred Stock of the par value of $.0001 each (hereinafter called "Preferred Stock"), with 60,000,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock with the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof set forth in the Amended and Restated Certificate of Designation for the Class A Convertible Preferred Stock (the “Certificate of Designation”). The designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof set forth in the Amended and Restated Certificate of Designation remain materially unchanged. The Amended and Restated Articles of Incorporation grants the Board of Directors the authority to determine and assign certain rights of the Preferred Stock including, but not limited to: designation, dividend rate, convertible rights, and voting rights.

The foregoing summary of the material alterations to the terms, rights, preferences and designations of the Amended and Restated Articles of Incorporation is subject to, and qualified in its entirety, by the Amended and Restated Articles of Incorporation which is included as an exhibit to this Report and are incorporated herein by reference.

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Amended and Restated Bylaws

The Amended and Restated Bylaws generally updated the original bylaws as the original bylaws of the Company were enacted upon the inception of the Company. The Amended and Restated Bylaws have more clearly expounded on rights of indemnification and revised to more clearly encompass Exchange Act requirements pertaining to the calling of shareholder meetings.

The foregoing summary of the material alterations set forth in the Amended and Restated Bylaws is subject to, and qualified in its entirety, by the Amended and Restated Bylaws which are included as an exhibit to this Report and are incorporated herein by reference. The foregoing description is subject to, and qualified in entirety, to the Amended and Restated Bylaws.

2019 Plan

The following description is intended to be a summary of the material provisions of the 2019 Plan. It does not purport to be a complete description of all the provisions of the 2019 Plan and is qualified in its entirety by reference to the complete text of the 2019 Plan annexed hereto. Capitalized terms used in the following summary and not otherwise defined in this Information Statement have the meanings set forth in the Plan.

The 2019 Plan provides for the issuance of up to 100,000,000 shares of Common Stock in connection with awards granted under the 2019 Plan. The following type of awards are provided for under the 2019 Plan: Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Section 162(m) (of the Internal Revenue Service Code) Performance-Based Awards. No awards have been granted under the 2019 Plan to date.

The foregoing summary of the material terms of the 2019 Plan is subject to, and qualified in its entirety, by the 2019 Plan which is included as an exhibit to this Report and is incorporated herein by reference. The foregoing description is subject to, and qualified in entirety, to the 2019 Plan.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2019 the following shareholders, representing approximately 63.8% of the votes of the Common Stock, executed a written consent in lieu of a meeting of stockholders, approving the Corporate Actions:

Name	Title	# Shares Common Stock	# Shares of Class A Preferred Stock	# Votes Cast Class A Preferred Stock Votes (2)	Total Votes Cast	Total Percentage of Votes Cast (1)
Gregory P. Lambrecht	Chairman of the Board/CEO/CFO	112,384,361	30,050,000	1,502,500,000	1,614,884,361	38.4%
Eric Lofdahl	Director/CTO	23,545,000	10,350,000	517,500,000	541,045,000	12.9
William Ralston	Director/President	11,469,573	8,800,000	440,000,000	451,469,573	10.7
Venugopal Aravamudan	Director	25,030,000	1,000,000	50,000,000	75,030,000	1.8
Jeffrey Nomura	Director	1,551,750	0	0	1,551,750	*
Total		173,980,684	53,200,000	2,510,000,000	2,683,980,684	63.8

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Singlepoint Inc. dated January 31, 2020 (including Amended and Restated Certificate of Designation for the Class A Convertible Preferred Stock).
3.2	Amended and Restated Bylaws of Singlepoint Inc.
10.1	Singlepoint Inc. 2019 Equity Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: February 4, 2020	By:	/s/ William Ralston
William Ralston

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